JNL SERIES TRUST

JNL Multi-Manager Small Cap Value Fund

1 Corporate Way

Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 23, 2017

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on August 23, 2017, at 9:30 a.m., Eastern Time, to consider and act upon the following proposal with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.
JNL Multi-Manager Small Cap Value Fund only. To approve a proposed amendment to the Investment Sub-Advisory Agreement between the investment adviser ,Jackson National Asset Management, LLC (“JNAM” or the “Adviser ”), and PPM America, Inc. (“PPM”), appointing PPM as sub-adviser to a new strategy, or “sleeve,” of the Fund (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends that Shareholders vote FOR the Proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on June 30, 2017 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on August 21, 2017, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

July 17, 2017	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JNL SERIES TRUST:

JNL Multi-Manager Small Cap Value Fund

1 Corporate Way

Lansing, Michigan 48951

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

July 17, 2017

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust, to be held on August 23, 2017, at 9:30 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposal with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.
JNL Multi-Manager Small Cap Value Fund only. To approve a proposed amendment to the Investment Sub-Advisory Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM” or the “Adviser” ), and PPM America, Inc. (“PPM”), appointing PPM as sub-adviser to a new strategy, or “sleeve,” of the Fund (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about July 24, 2017.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2016, a copy of the Trust’s semi-annual report for the period ended June 30, 2016, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (the “Declaration of Trust”), provides that 30% of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except where any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the aggregate number of shares in that series or class that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class at a Shareholders’ meeting . The presence of Jackson National and/or Jackson National Life Insurance Company of New York (collectively, the “Insurance Company”), through the presence of an authorized representative, constitutes a quorum.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. Jackson National and Jackson National Life Insurance Company of New York (“Jackson NY”) will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

A plurality of the votes is sufficient to elect a Trustee and generally a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. If a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded for in determining the “votes cast” on an issue. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal could have the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposal is approved by Shareholders of the Fund, it will be implemented on or about September 25, 2017.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of Jackson National or Jackson NY to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson NY (the “issuing insurers”), to employee benefit plans of Jackson National or directly to Jackson National, Jackson NY, or to regulated investment companies. Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in the Fund. Contract Owners at the close of business on June 30, 2017 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson National and Jackson NY will vote shares owned by themselves or by the plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal. The issuing insurers have fixed the close of business on August 21, 2017, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

 SUMMARY OF THE PROPOSAL

PROPOSAL: To approve a proposed amendment to the Investment Sub-Advisory Agreement between JNAM and PPM, APPOINTING PPM as sub-adviser to A new strategy, or “sleeve,” of the Fund

INTRODUCTION

The Trust

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 102 funds.

Board Approval

On June 1-2, 2017, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Fund voted approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and PPM (as presently amended, the “PPM Sub-Advisory Agreement”) appointing PPM as a sub-adviser for a portion of the Fund, effective September 25, 2017, subject to approval by Shareholders. PPM is an affiliate of JNAM.

Pending shareholder approval, PPM will begin providing the day-to-day management for a new strategy, or “sleeve,” of the Fund (the “PPM Small Cap Value Strategy”), effective September 25, 2017. The Fund is currently managed by four unaffiliated sub-advisers. There are no changes to the sub-advisory arrangements with the other sub-advisers for the Fund as a result of the proposed appointment of PPM as an additional sub-adviser to the Fund.

If approved by Shareholders, PPM will be appointed as the sub-adviser for the PPM Small Cap Value Strategy and the principal investment strategies for the Fund will be updated to include the PPM Small Cap Value Strategy, which is discussed in more detail below. The Fund’s name, investment objective, and fundamental policies will not change as a result of the appointment of PPM as a sub-adviser to the Fund.

As the investment adviser to the Trust, JNAM provides the Trust with professional investment supervision and management under an Investment Advisory and Management Agreement between the Trust and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). JNAM is a wholly owned subsidiary of Jackson National, a U.S.-based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM and PPM are affiliates. Prudential plc is also the ultimate parent of PPM.

Under the Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the funds and determining how voting and other rights with respect to securities owned by each fund will be exercised. JNAM also provides recordkeeping, administrative and exempt transfer agent services to the funds and oversees the performance of services provided to each fund by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to sub-advisers.

JNAM plays an active role in advising and monitoring the funds of the Trust and their respective sub-adviser(s), if any. When appropriate, JNAM recommends to the Board potential sub-advisers for a fund. For those funds managed by sub-advisers, JNAM monitors each sub-adviser’s management team to determine whether its investment activities remain consistent with the funds’ investment strategies and objectives. JNAM also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each sub-adviser. In addition, JNAM obtains detailed, comprehensive information concerning each fund’s and sub-adviser’s performance and fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

INFORMATION CONCERNING PPM – PROPOSED INVESTMENT SUB-ADVISER

PPM is a Delaware corporation, incorporated in 1990, and is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. PPM is an indirect wholly owned subsidiary of Prudential plc, a company incorporated in the United Kingdom. PPM is an affiliate of Jackson National, which in turn is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc and its affiliated companies constitute one of the world’s leading financial services groups. It provides insurance and financial services through its subsidiaries and affiliates throughout the world. Prudential plc is located at Laurence Pountney Hill, London EC4R 0HH.

PPM currently serves as an investment adviser to institutional accounts. PPM also serves as sub-adviser to separate funds of the Trust since January 16, 2007. As of March 31, 2017, PPM managed over $102.7 billion in assets, including those of Jackson National and of other affiliated and unaffiliated companies.

PPM provides advice regarding securities, including U.S. public and private equity and fixed income securities, high yield debt, structured products, and distressed securities. Clients may establish accounts to be managed directly by PPM. In addition, PPM acts as sub-adviser to certain affiliated foreign advisers with respect to the U.S. portfolios of life insurance company accounts and other accounts (or products managed by such foreign affiliates).

In addition to the foregoing, PPM may from time to time, at the request of its affiliates, including affiliated investment advisers, provide credit research and support for its affiliates, including consulting services relating to the investment management process, operations, and other related functions of such affiliates.

As the sub-adviser to the PPM Small Cap Value Strategy of the Fund, PPM will provide the PPM Small Cap Value Strategy of the Fund with investment research, advice, and supervision, and will manage the PPM Small Cap Value Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus.

Executive/Principal Officers, Directors, and General Partners of PPM

Names	Principal Address	Title
Mark B. Mandich	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	President, Chief Executive Officer, Director
Thomas E. Barnicle	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Executive Vice President, Chief Administrative Officer
Lori C. Seegers	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Senior Vice President, General Counsel, Secretary
Grant Davidson	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Senior Vice President, Chief Financial Officer
Thomas R. Barrus	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Vice President, Chief Compliance Officer
Paul Chadwick Myers	1 Corporate Way Lansing, Michigan 48951	Chairman of the Board, Director
James R. Sopha	1 Corporate Way Lansing, Michigan 48951	Director
Anthony G. Balestreri	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Director, Executive Vice President and Chief Investment Officer, Total Return
Craig D. Smith	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606	Director, Executive Vice President and Chief Investment Officer, Jackson General Account
Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Director
Alison R. Reed	7601 Technology Way Denver, Colorado 80237	Director

The following person(s) beneficially own 10% or more of the outstanding voting securities of PPM:

Names	Address
PPM Holdings Inc.	225 W. Wacker Dr. Suite 1200 Chicago, Illinois 60606

PPM is an indirect, wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom.

As of June 30, 2017, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of PPM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in PPM or any other entity controlling, controlled by, or under common control with PPM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2017, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which PPM, any parent or subsidiary of PPM, or any subsidiary of the parent of such entities was or is to be a party.

INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH PPM

PPM is a sub-adviser to separate funds of the Trust, pursuant to the PPM Sub-Advisory Agreement. The PPM Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 29-31, 2016, and was most recently approved by shareholders of another series of the Trust on April 2, 2007, whereby PPM replaced Western Asset Management Company as the sub-adviser to the JNL/Western Asset High Yield Bond Fund (subsequently renamed the JNL/PPM America High Yield Bond Fund).

On June 1-2, 2017, the Board, including the Independent Trustees, voted to appoint PPM as a sub-adviser to a new strategy, or “sleeve,” of the Fund and approved the Amendment to the PPM Sub-Advisory Agreement, subject to shareholder approval. The following description of the PPM Sub-Advisory Agreement is qualified by the PPM Sub-Advisory Agreement, attached as Appendix A.

Under the PPM Sub-Advisory Agreement, PPM provides investment portfolio management services to certain funds of the Trust. PPM is responsible for managing the investment and reinvestment of the assets of those funds, subject to the oversight and supervision of JNAM and the Board. PPM is also responsible for supervising and directing the investments of each fund in accordance with its investment objective, program, and restrictions. PPM is responsible for effecting all securities transactions on behalf of those Fund.

The PPM Sub-Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The PPM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or the Adviser, or on sixty days’ written notice by PPM. The PPM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The PPM Sub-Advisory Agreement generally provides that PPM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of PPM’s duties under the PPM Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the PPM Sub-Advisory Agreement. There are no material changes to the PPM Sub-Advisory Agreement resulting from this sub-adviser appointment.

If the sub-adviser appointment is approved by Shareholders, JNAM will be obligated to pay PPM out of the advisory fee it receives from the Fund.

Material Terms of the Amendment to the PPM Sub-Advisory Agreement

The Amendment adds the Fund to the current PPM Sub-Advisory Agreement. In all material respects, the Amendment does not modify the material terms of the PPM Sub-Advisory Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the PPM Small Cap Value Strategy of the Fund as currently apply to the existing funds for which PPM serves as sub-adviser. If Shareholders approve the Proposal, the term of the Amendment will commence on or about September 25, 2017, with respect to the PPM Small Cap Value Strategy of the Fund. The Amendment and the PPM Sub-Advisory Agreement, as amended, are attached to this proxy statement as Appendix A.

Under the Amendment, PPM would provide sub-advisory services to the PPM Small Cap Value Strategy of the Fund, including making decisions regarding the acquisitions, holding, or disposition of securities or other assets that the PPM Small Cap Value Strategy of the Fund may own or contemplate acquiring from time to time. All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

The advisory fees to be paid by the Fund will not increase as a result of the appointment of PPM as a sub-adviser to the Fund.  The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Value Fund
Advisory Fee Rates Before the Appointment of Sub-Adviser
Net Assets	Rate
$0 to $200 million	0.850%
$200 million to $500 million	0.770%
Over $500 million	0.750%

The following table sets forth the aggregate amount of advisory fees paid by the Fund to JNAM for the year ended December 31, 2016. The pro forma aggregate amount of advisory fees paid to JNAM would have remained the same if the appointment of the sub-adviser occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager Small Cap Value Fund	$8,144,870

Unrelated to the appointment of PPM as a sub-adviser to the Fund, the Fund will have a new fee schedule effective September 25, 2017. The new fee schedule will be lower than the current fee schedule. Under the new fee schedule, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Value Fund
Advisory Fee Rates After the Appointment of Sub-Adviser
Net Assets	Rate
$0 to $200 million	0.750%
$200 million to $500 million	0.670%
$500 million to $3 billion	0.650%
$3 billion to $5 billion	0.640%
Over $5 billion	0.630%

JNAM is responsible for paying all sub-advisers out of its own resources. Under the Amendment to the PPM Sub-Advisory Agreement, JNAM will pay PPM a sub-advisory fee equal to a percentage of the Fund’s average daily net assets attributable to the PPM Small Cap Value Strategy, based on the below schedule. The fee rate is calculated based on aggregated PPM assets under management for the PPM  Small Cap Value Strategy of the Fund and the JNL/PPM Small Cap Value Fund.

JNL Multi-Manager Small Cap Value Fund
Sub-Advisory Rate After the Sub-Adviser Appointment
Average Daily Net Assets*	Annual Rate
$0 to $150 million	0.400%
$150 to $500 million	0.350%
Over $500 million	0.320%

* For calculating the rate of compensation paid to PPM by the Fund, Average Daily Net Assets will be determined based on the aggregate assets of the PPM Small Cap Value Strategy of the Fund and the JNL/PPM Small Cap Value Fund.

For the year ended December 31, 2016, JNAM paid the Fund’s sub-advisers $4,579,225 in sub-advisory fees for their services to the Fund. The pro forma sub-advisory fees would have been higher, assuming the Amendment to PPM Sub-Advisory Agreement was in place for the applicable period.

The Trustees believe that the proposed fee schedule is fair and reasonable for the services to be provided by PPM to the PPM Small Cap Value Strategy of the Fund. If this Proposal is approved by Shareholders, the Amendment and PPM’s appointment as sub-adviser to the Fund will become effective on or about September 25, 2017.

A discussion regarding the basis for the approval by the Board of Trustees of the Amendment is contained under “Board of Trustees’ Evaluation” below.

INFORMATION REGARDING THE PROPOSED PPM SMALL CAP VALUE STRATEGY

Investment Objective and Principal Investment Strategies

If Shareholders approve the appointment of PPM as sub-adviser to the Fund, the underlined text will be added to the principal investment strategy for the Fund, and in particular the PPM Small Cap Value Strategy, as noted below.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by four unaffiliated investment managers and one affiliated investment manager, PPM America, Inc. (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Century Small Cap Value Strategy

Century Capital Management, LLC (“Century”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $40 million and $10.3 billion as of December 31, 2016) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Century believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $20.8 million and $10.5 billion as of December 31, 2016). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2016, the Index had a market capitalization range of $21 million to $10.5 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies.

Under current market conditions, the strategy considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. As of December 31, 2016, the largest company in the Russell 2000 Value Index has a market capitalization of approximately $10.5 billion.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase.

PPM Small Cap Value Strategy

PPM America, Inc. (“PPM”) constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $56 million to $4.5 billion as of December 31, 2016.

If the market capitalization of a company held by the PPM Small Cap Value Strategy moves outside the then-current Index range, the PPM Small Cap Value Strategy may, but is not required to, sell such company’s securities. Equity securities include common stocks, securities convertible into common stock and securities with economic characteristics similar to those of common stock, such as rights and warrants. The PPM Small Cap Value Strategy typically selects companies whose stocks it believes are underpriced relative to the broad small-capitalization market, as determined by factors such as price/earnings ratios, cash flows and other measures.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks

The principal risks of the Fund currently include allocation risk, equity securities risk, foreign regulatory risk, investment style risk, liquidity risk, managed portfolio risk, market risk, real estate investment risk, sector risk, and small-capitalization investing risk. If Shareholders approve the Proposal, accounting risk, company risk, and financial services risk will be added to the Fund’s principal risks. For additional information about each principal risk and other applicable risks, see Appendix B.

Comparative Fee and Expense Tables

There will be no increase to the Fund’s annual operating expenses or expense examples, resulting from the appointment of PPM as a sub-adviser for the Fund.

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of shares of the Fund after giving effect to the Proposal. Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the Fund shares assume that the Proposal had been in effect for the year ended December 31, 2016. The tables below do not reflect any fees and expenses related to the Variable Contracts, which would increase overall fees and expenses. Please refer to your Variable Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee[1]	0.78%	0.78%
Distribution and/or Service (12b-1) Fees[2]	0.20%	0.00%
Other Expenses[3]	0.10%	0.10%
Total Annual Fund Operating Expenses	1.08%	0.88%

1 Effective September 25, 2017, the management fee will decrease to 0.68%.

2 Effective September 25, 2017, the Distribution and/or Service (12b-1) Fees on Class A shares will increase to 0.30%.

3 “Other Expenses” include an Administrative Fee of 0.10%, which is payable to JNAM.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

    You invest $10,000 in a Fund for the time periods indicated;
    Your investment has a 5% annual return;
    The Fund’s operating expenses remain the same as they were as of December 31, 2016; and
    You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager Small Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Class A	$110	$343	$595	$1,317
Pro Forma Class A Fund (assuming expected operating expenses if the Proposal is approved)	$110	$343	$595	$1,317
Class B	$90	$281	$488	$1,084
Pro Forma Class B Fund (assuming expected operating expenses if the Proposal is approved)	$90	$281	$488	$1,084

Portfolio Management

The PPM Small Cap Value Strategy of the Fund will be managed by a team of investment professionals acting together to manage the assets of the PPM Small Cap Value Strategy of the Fund.  All decisions are made by no less than four of the five investment professionals. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.  The team adjusts holdings in the portfolios as they deem appropriate in the pursuit of the PPM Small Cap Value Strategy’s investment objectives. PPM’s Public Equity Group supervises and manages the investment portfolio of the PPM Small Cap Value Strategy of the Fund and directs the purchase and sale of the PPM Small Cap Value Strategy’s investment securities.  The Public Equity Group, led by Kevin McCloskey, Senior Managing Director, manages as of March 31, 2017, approximately $15.1 billion in assets, including approximately $878 million in small-cap value assets for various institutional clients based in the U.S. and abroad. Mr. McCloskey, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Gregory Anderson, CFA, Senior Managing Director and Portfolio Manager

Mr. Anderson has over 25 years of investment industry experience. Prior to joining PPM in 2016, Mr. Anderson was a Managing Director and Sector Head of Financial Services at UBS Global Asset Management. He previously worked at Segall, Bryant & Hamill as Director of Equity Research and was a Principal at CMJ Partners. Prior to CMJ he worked at UBS. Mr. Anderson holds a BS in Business Administration from Moorhead State University and an MBA from the University of Chicago. He completed the Chartered Financial Analyst program in 1990. Mr. Anderson became a portfolio manager for the Fund in June 2016.

Jeffrey J. Moran, CFA, CPA, Senior Managing Director and Portfolio Manager

Mr. Moran has over 19 years of investment industry experience. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting (“MAC”) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been a portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, Senior Managing Director and Portfolio Manager

Mr. McCloskey has over 23 years of investment industry experience. Prior to joining PPM in September 2008, Mr. McCloskey spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997. Mr. McCloskey has been a portfolio manager of the Fund since September 2008.

Michael P. MacKinnon, CFA, CPA, Managing Director and Portfolio Manager

Mr. MacKinnon joined PPM in January 1999 and has over 13 years of investment experience. From May 2000 through March 2009, Mr. MacKinnon served several functions in the PPM Equity Group, including serving as Managing Director, Equity Research. Prior to joining PPM, Mr. MacKinnon was a Senior Accountant at Arthur Andersen LLP. Mr. MacKinnon graduated with a BBA in Accounting from University of Notre Dame in 1993 and is also a Certified Public Accountant. He received an MBA from the University of Chicago’s Graduate School of Business in 2000 and completed the Chartered Financial Analyst program in 2002. Mr. MacKinnon has been a portfolio manager of the Fund since April 2009.

Naveen Bobba, Senior Managing Director and Portfolio Manager

With over 17 years of investment industry experience, Mr. Bobba acts as Senior Managing Director and Portfolio Manager of PPM America’s Equity products. Prior to joining PPM America in 2014, Mr. Bobba spent over eight years with ING Investment Management where he served as Vice President, Senior Equity Analyst.  Prior to ING, Mr. Bobba spent approximately six years as an analyst at Bear Stearns and began his career as a Chartered Accountant working at Sagar & Associates in Hyderabad, India. He holds a Bachelor’s in Science degree from Nagarjuna University’s JKC College in Guntur, India, with concentrations in mathematics, physics, and chemistry. Mr. Bobba also holds a certificate of statistical methods and applications from the Indian Statistical Institute. Mr. Bobba received an MBA in Finance from the University of Rochester’s William E. Simon Graduate School of Business Administration.

There are no changes to the portfolio managers for the strategies managed by the other sub-advisers of the Fund.

OTHER INVESTMENT COMPANIES SUB-ADVISED BY PPM

The following table sets forth the size and rate of compensation for other funds advised by PPM having similar investment objectives and policies as those of the PPM Small Cap Value Strategy of the Fund.

Similar Mandate(s)	Assets Under Management as of December 31, 2016	Rate of Compensation
JNL/PPM Small Cap Value Fund*	$778 million	0.25% on assets $0–$150 million 0.20% on assets $150 million–$300 million 0.17% on assets over $300 million

*Effective, September 25, 2017, the rate of compensation for the JNL/PPM Small Cap Value Fund will be determined based on the aggregate assets of the JNL/PPM Small Cap Value Fund and, if approved by Shareholders, the PPM Small Cap Value Strategy of the Fund, as follows: 0.400% on assets $0–$150 million, 0.035% on assets $150–$500 million, and 0.320% on assets over $500 million.

BROKERAGE COMMISSIONS AND FUND TRANSACTIONS

With respect to portfolio security transactions, JNAM and PPM would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and PPM would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and PPM would be able to use this research information in managing the Fund’s assets, as well as the assets of other clients. However, PPM currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the PPM Small Cap Value Strategy’s securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

During the fiscal year ended December 31, 2016, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2016, the Fund paid $1,051,472 in administration fees and $2,102,102 in 12b-1 fees to JNAM and/or its affiliated persons. Pending Shareholder approval of the Proposal, it is expected that these services will continue after the Amendment to the PPM Sub-Advisory Agreement becomes effective.

Board of Trustees’ Evaluation

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting held on June 1-2, 2017, the Board, including all of the Independent Trustees, considered information relating to the appointment of an additional sub-adviser, PPM, for the Fund, and the Amendment to the PPM Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the PPM Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the PPM Sub-Advisory Agreement.  With respect to its approval of the Amendment to the PPM Sub-Advisory Agreement, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the PPM Sub-Advisory Agreement.

In reviewing the PPM Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to PPM through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the PPM Sub-Advisory Agreement.

Before approving the Amendment to the PPM Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and PPM and to consider the terms of the Amendment to the PPM Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Amendment to the PPM Sub-Advisory Agreement is in the best interests of the Shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by PPM. The Board considered JNAM’s evaluation of PPM, as well as JNAM’s recommendations, based on its review of PPM, to approve the PPM Sub-Advisory Agreement. The Board considered JNAM’s recommendation that a fifth sub-adviser would contribute to manager diversification for the Fund.

The Board reviewed the qualifications, backgrounds, and responsibilities of PPM’ portfolio managers who would be responsible for the day-to-day management of the PPM Small Cap Value Strategy.  The Board reviewed information pertaining to PPM’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about PPM from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by PPM under the PPM Sub-Advisory Agreement.

Performance

The Board reviewed the performance of the proposed PPM investment mandate with a similar investment strategy to that of the Fund, the Fund’s benchmark, and peer group average.  The Board specifically noted that, in managing the JNL/PPM America Small Cap Value Fund (another series of Trust), PPM had outperformed its benchmark over the one-year, three-year, and five-year trailing periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the PPM Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid by JNAM to PPM.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. While the Board considered PPM’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s average sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s total expense ratio is lower than the peer group average, though its advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that PPM’s proposed sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  The Board noted that, because PPM’s fee is paid by JNAM, PPM’s proposed sub-advisory fee will not directly influence Fund or shareholder expenses. Based on information provided by JNAM and PPM, the Board noted that the advisory fee arrangement for the Fund, however, contains breakpoints that decrease the fee rate as assets increase. The Board considered that these advisory fee breakpoints would not be affected by PPM’s sub-advisory fees. The Board concluded that the advisory fees will continue, in some measure, to share economies of scale with shareholders.

Other Benefits to PPM

In evaluating the benefits that may accrue to PPM through its relationship with the Fund, the Board noted that PPM may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund.  In addition, certain affiliates of PPM may participate in the sale of funds or insurance contracts and are compensated by the Fund’s distributor for their activities, in addition to payments for marketing and conferences.

In evaluating the benefits that may accrue to PPM through its relationship with the Fund, the Board noted that PPM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of PPM as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that the Amendment would be in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the Amendment and voted to recommend that the Fund’s shareholders approve the Proposal.

OTHER MATTERS

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM also serves as the Trust’s Administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the JNAM and the Trust, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries.

OUTSTANDING SHARES

The Trustees have fixed the close of business on June 30, 2017, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL Multi-Manager Small Cap Value Fund (Class A)	73,182,485.32
JNL Multi-Manager Small Cap Value Fund (Class B)	29,413.24

As of June 30, 2017, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to Jackson National, Jackson NY, certain Funds of the Trust, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson NY will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners. This is sometimes referred to as “echo” voting.

As of the Record Date, June 30, 2017, the following person s owned 5% or more of the shares of the Fund either beneficially or of record:~~.~~

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	12.69%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	11.19%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.32%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	5.40%

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of June 30, 2017, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposal is not approved by Shareholders of the Fund, PPM will not be appointed as the sub-adviser to the PPM Small Cap Value Strategy of the Fund, as described under the “Summary of the Proposals” section, and the Fund will continue to operate as it currently does. In that case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Proposal.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749 , to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $63,452.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED
FOR YOUR CONVENIENCE.

Mark D. Nerud Trustee, President, and Chief Executive Officer Dated: July 17, 2017 Lansing, Michigan

APPENDIX A

Amended and Restated
Investment Sub-Advisory Agreement

This Agreement is effective as of the 16th day of January 2007, Amended and Restated effective as of the 1st day of December, 2012, and further Amended and Restated as of the 25th day of April, 2016 by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and PPM America, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012; and further Amended and Restated as of the 1st day of July, 2013 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees (“Board of Trustees”) authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The

Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective.  Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time).  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, as requested by the Board of Trustees or the Adviser. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, and based on information obtained from the Funds’ administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

Except as specifically agreed between the Adviser and the Sub-Adviser, it is understood that the Sub-Adviser is not required to commence or otherwise pursue any claim or litigation on behalf of the Fund.

Except as set forth below, the Fund and the Adviser have arranged for the identification and processing of class action claims on behalf of Fund by its custodian or other designated agent, as applicable, during the period of time that the Sub-Adviser acts as an investment adviser for each Fund.  Accordingly, such persons have responsibility for handling such claims, and the Sub-Adviser has no obligation with respect to handling or filing any class action claims on behalf of the Fund, except as may be otherwise specifically requested and agreed from time to time.  However, without altering the responsibility for handling such claims, the Sub-Adviser shall reasonably cooperate and consult with the Fund, the Adviser, the custodian or any appointed agent, with respect to such claims.

Solely with respect to the JNL/PPM America Floating Rate Income Fund, the Adviser and Sub-Adviser have determined that, with the cooperation and assistance of the Adviser’s investment accounting department or service providers to the JNL/PPM America Floating Rate Income Fund, Sub-Adviser commencing November 22, 2011 or, to the extent practicable, such earlier time as requested by the Adviser, will arrange for the filing and monitoring of class action claims on behalf of the JNL/PPM America Floating Rate Income Fund, either directly or through a service provider (determined by the Sub-Adviser for those of its clients generally with which the Sub-Adviser has agreed to make such arrangements) (currently ISS/Securities Class Action Services LLC) (the “Class Action Service Provider”).  In addition, the Adviser will obtain from the

Class Action Service Provider, directly or through Sub-Adviser, summary information normally provided by the Class Action Service Provider with respect to claims generally and claims on behalf of JNL/PPM America Floating Rate Income Fund in order for the Adviser to review and monitor the same and compare them to the JNL/PPM America Floating Rate Income Fund’s securities holdings.  Procedures with respect to class action claims filings have been prepared by Sub-Adviser and provided to the Adviser and will be updated from time to time by Sub-Adviser (any such updates also will be provided to the Adviser promptly).  Sub-Adviser shall provide reasonable notice to the Adviser if Sub-Adviser proposes replacing the Class Action Service Provider in order to enable the Adviser to accept such determination or take action to otherwise provide for the filing and monitoring of class action claims on behalf of the JNL/PPM America Floating Rate Income Fund.  Sub-Adviser hereby agrees to pay the fees for Class Action Service Provider.  Upon the prior written consent of the Adviser, Sub-Adviser may hire at the Adviser’s or the JNL/PPM America Floating Rate Income Fund’s expense any other agents (including attorneys) Sub-Adviser deems appropriate in connection with and in order to provide services related to the filing and monitoring of class action claims on behalf of the JNL/PPM America Floating Rate Income Fund.

Except as may be explicitly provided by applicable law, and except to the extent the Sub-Adviser receives any applicable recovery from the Class Action Service Provider, Sub-Adviser shall not incur any liability to the Adviser, the Trust or the JNL/PPM America Floating Rate Income Fund by reason of any exercise of, or failure to exercise, any such discretion in connection with such class action claims services, and shall not incur any liability for any failure arising from an act or omission of a person other than Sub-Adviser.

In accordance with the requirements of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (“IRC”), if the Fund does not meet such diversification requirements of the IRC at the close of a quarter by reason of a discrepancy existing immediately after the acquisition of any security or other property which is wholly or partly the result of such acquisition during such quarter the Fund shall not lose its status for such quarter as a regulated investment company if such discrepancy is eliminated within 30 days after the close of such quarter.  The foregoing does not apply to a Fund's first fiscal quarter where the IRC does not provide for a thirty (30) day period to eliminate any such discrepancy.  It is the Sub-Adviser's responsibility to comply with the IRC diversification requirements.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended;

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)
will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)
as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

l)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets.  Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker-dealer that aids the Sub-Adviser’s investment decision making process; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis.  Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the   Trust.  From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any U.S. registered investment company client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

9.
Services to Others.  Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

c)	A copy of the current compliance procedures for each Fund; and

d)	A list of legal and compliance contacts.
e)
f)	The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment.  All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end, in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. The Adviser and the Trust will disclose portfolio information in accordance with the most recent Disclosure of Portfolio Information Policies and Procedures.

16.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Funds.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

To Adviser:
Jackson National Asset Management, LLC
225 W. Wacker Drive, Suite 1200
Chicago, IL 60606
Attention: Mark D. Nerud

To Sub-Adviser:
PPM America, Inc.
225 W. Wacker Drive, Suite 1200
Chicago, IL 60606
Attention: Thomas Barrus

18.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed, effective April 25, 2016.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

PPM America, Inc.

By:	/s/ Mark Mandich
Name:	Mark Mandich
Title:	CEO and President

Schedule A

Dated April 25, 2016

Funds
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund

Schedule B

Dated April 25, 2016

(Compensation)

JNL/PPM America Floating Rate Income Fund
Average Daily Net Assets	Annual Rate
$0 to $300 Million	0.25%
Amounts over $300 Million	0.20%

JNL/PPM America High Yield Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.20%
$150 Million to $300 Million	0.175%
Amounts over $300 Million	0.15%

JNL/PPM America Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.25%
$150 Million to $300 Million	0.20%
Amounts over $300 Million	0.17%

JNL/PPM America Small Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.25%
$150 Million to $300 Million	0.20%
Amounts over $300 Million	0.17%

JNL/PPM America Total Return Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.20%
$150 Million to $300 Million	0.175%
Amounts over $300 Million	0.15%

JNL/PPM America Value Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.25%
$150 Million to $300 Million	0.20%
Amounts over $300 Million	0.17%

Amendment to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and PPM America, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and PPM America, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 16th day of January, 2007, as Amended and Restated effective as of the 1st day of December, 2012, and as further Amended and Restated as of the 25th day of April 2016 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management.”

Section 17. “Notice.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.           The following shall be inserted as sub-paragraph m) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

m)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. In addition, the Sub-Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or third-party litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. The Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or third-party litigation arising from or pertaining to (i) the services provided and/or fees charged by the Adviser (but excluding any investigations or litigation that arise from or pertain to the services provided and/or fees charged by the Sub-Adviser) and (ii) the Adviser’s or Fund’s general business operations that require the involvement or participation of the Sub-Adviser (including any third-party litigation arising from or pertaining to any Fund’s investment activity in which the Sub-Adviser is improperly named as a party). A party’s aggregate liability to the other for all fees and costs under this section shall not exceed the aggregate fees paid by the Adviser to the Sub-Adviser during the prior 12 months. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

2.           The Sub-Adviser’s address in Section 17. “Notice.” shall be revised as follows:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606

Attention: Mark Mandich

With copy to: legalnotices@ppmamerica.com

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		PPM America, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Mark Mandich
Name:	Mark D. Nerud	Name:	Mark Mandich
Title:	President and CEO	Title:	Chief Executive Offer

Amendment to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and PPM America, Inc.

               This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and PPM America, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

               Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 25th day of April, 2016, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B of the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the Sub-Adviser as an additional sub-adviser to manage a portion of assets of the JNL Multi-Manager Small Cap Value Fund of the Trust, effective September 25, 2017.

Whereas, the Parties agreed to amend the Agreement to add the JNL Multi-Manager Small Cap Value Fund and its respective fees, effective September 25, 2017.

                Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 25, 2017, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

                In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of September 25, 2017.

Jackson National Asset Management, LLC		PPM America, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Mark Mandich
Name:	Mark D. Nerud	Name:	Mark Mandich
Title:	President and CEO	Title:	Chief Executive Offer

Schedule A

Dated September 25, 2017

Funds
JNL Multi-Manager Small Cap Value Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund

Schedule B

Dated September 25, 2017

(Compensation)

JNL/PPM America Floating Rate Income Fund
Average Daily Net Assets	Annual Rate
$0 to $300 million	0.30%
$300 million to $1 billion	0.25%
Amounts over $1 billion	0.225%

JNL/PPM America High Yield Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $150 million	0.25%
$150 million to $500 million	0.225%
Amounts over $500 million	0.19%

JNL/PPM America Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $150 million	0.35%
$150 million to $500 million	0.30%
Amounts over $500 million	0.27%

JNL Multi-Manager Small Cap Value Fund (for the portion of assets managed by PPM America, Inc.) JNL/PPM America Small Cap Value Fund (compensation is based on combined assets for the two funds)
Average Daily Net Assets	Annual Rate
$0 to $150 million	0.40%
$150 million to $500 million	0.35%
Amounts over $500 million	0.32%

JNL/PPM America Total Return Fund
Average Daily Net Assets	Annual Rate
$0 to $150 million	0.20%
$150 million to $300 million	0.175%
Amounts over $300 million	0.15%

JNL/PPM America Value Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $150 million	0.25%
$150 million to $300 million	0.20%
Amounts over $300 million	0.17%

APPENDIX B

JNL Multi-Manager Small Cap Value Fund

Class A and Class I ~~B~~

Investment Objective. The investment objective of the Fund is long-term total return.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.68~~0.78~~%
Distribution and/or Service (12b-1) Fees	0.30~~0.20~~%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	1.08%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I ~~B~~
Management Fee	0.68~~0.78~~%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.78~~0.88~~%

[1] “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$110	$343	$595	$1,317

Class I ~~B~~
1 year	3 years	5 years	10 years
$~~90~~80	$~~281~~249	$~~488~~433	$~~1,084~~966

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2016 – 12/31/2016	84%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by four unaffiliated investment managers and one affiliated investment manager, PPM America, Inc. (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Century Small Cap Value Strategy

Century Capital Management, LLC (“Century”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $40 million and $10.3 billion as of December 31, 2016) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Century believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $20.8 million and $10.5 billion as of December 31, 2016). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2016, the Index had a market capitalization range of $21 million to $10.5 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies.

Under current market conditions, the strategy considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. As of December 31, 2016, the largest company in the Russell 2000 Value Index has a market capitalization of approximately $10.5 billion.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase.

PPM Small Cap Value Strategy

PPM America, Inc. (“PPM”) constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $56 million to $4.5 billion as of December 31, 2016.

If the market capitalization of a company held by the PPM Small Cap Value Strategy moves outside the then-current Index range, the PPM Small Cap Value Strategy may, but is not required to, sell such company’s securities. Equity securities include common stocks, securities convertible into common stock and securities with economic characteristics similar to those of common stock, such as rights and warrants. The PPM Small Cap Value Strategy typically selects companies whose stocks it believes are underpriced relative to the broad small-capitalization market, as determined by factors such as price/earnings ratios, cash flows and other measures.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

●	Accounting risk– The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.
●	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations among Underlying Funds.
●	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial conditions.
●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
●	Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.
●	Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.
●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
●	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●	Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
●	Small-capitalization investing risk– Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices which have investment characteristics similar to those of the Fund. Performance prior to September 28, 2015, reflects the Fund’s results when managed by the former sub-adviser, Franklin Advisory Services, LLC. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 24.17%; Worst Quarter (ended 12/31/2008): -29.32%

Class I ~~B~~

Best Quarter (ended 9/30/2009): 24.28%; Worst Quarter (ended 12/31/2008): -29.20%

Average Annual Total Returns as of December 31, 2016

	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class A)	23.78%	12.15%	6.26%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	15.07%	6.26%

Average Annual Total Returns as of December 31, 2016

	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class I )	24.02%	12.39%	6.48%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	15.07%	6.26%

Portfolio Management.

Investment Adviser:

Jackson National Asset Management, LLC

Sub-Adviser:

Century Capital Management, LLC

Chicago Equity Partners, LLC

Cooke & Bieler, L.P.

Cortina Asset Management, LLC

PPM America, Inc.

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes, CFA, CAIA	September 2015	Assistant Vice President and Portfolio Manager (JNAM)
Mark Pliska, CFA	September 2015	Portfolio Manager (JNAM)
Jeff Kerrigan, CFA	September 2015	Partner, Portfolio Manager (Century)
Robert H. Kramer, CFA	September 2015	Co-Chief Investment Officer – Equities (CEP)
Patricia A. Halper, CFA	September 2015	Co-Chief Investment Officer – Equities (CEP)
William C. Murray, CFA, CAIA	September 2015	Director (CEP)
Steve Lyons, CFA	September 2015	Partner (C&B)
Michael Meyer, CFA	September 2015	Partner (C&B)
Edward O’Connor, CFA	September 2015	Partner (C&B)
R. James O’Neil, CFA	September 2015	Partner (C&B)
Mehul Trivedi, CFA	September 2015	Partner (C&B)
William Weber, CFA	September 2015	Partner (C&B)
Andrew Armstrong, CFA	December 2015	Principal (C&B)
Alexander E. Yaggy, CFA	September 2015	Managing Director and Lead Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
John Clausen	September 2015	Managing Director and Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
Andrew Storm, CFA	September 2015	Director and Portfolio Manager, Small Cap Value and Special Value Strategies (Cortina)
Gregory Anderson, CFA	September 2017	Senior Managing Director (PPM)
Jeffrey J. Moran, CFA, CPA	September 2017	Senior Managing Director (PPM)
Kevin R. McCloskey, CFA	September 2017	Senior Managing Director (PPM)
Michael P. MacKinnon, CFA, CPA	September 2017	Managing Director (PPM)
Naveen Bobba	September 2017	Senior Managing Director (PPM)

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance product as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Small Cap Value Fund

Class A and Class I ~~B~~

Investment Objective. The investment objective of the Fund is long-term total return.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by four unaffiliated investment managers and one affiliated investment manager, PPM America, Inc. (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the Fund’s objective.

Century Small Cap Value Strategy

Century Capital Management, LLC (“Century”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $40 million and $10.3 billion as of December 31, 2016) at the time of purchase. The market capitalization range is expected to change over time.

Century generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Century believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Century employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. The financial model is used to seek to develop an understanding of a company’s operating dynamics including the company’s financials, margins and growth rates. Qualitative analysis is focused on researching the key drivers of the business. Company specific research is complemented with a sector profile to focus on the key catalysts driving sector dynamics. A stock may be sold, among other reasons, if Century believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $20.8 million and $10.5 billion as December 31, 2016). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through American Depositary Receipts (“ADRs”) or direct investment in securities of foreign companies trading on U.S. markets.

The CEP investment philosophy is based on financial and behavioral theory. CEP believes active returns are achievable because of inefficiencies in the market that persist over time. CEP believes that the market is complex, and therefore the most effective way to identify anomalies is with a research-intensive, systematic process. CEP believes that using a quantitative stock selection model to analyze a company’s earnings, balance sheet strength, relative valuation, growth potential or other variables creates opportunity to capture market inefficiencies. CEP intends to seek returns for the Fund in excess of its benchmark by combining systematic analysis of these variables with optimization and rigorous implementation by a team of seasoned industry experts. Through this process, CEP seeks to achieve a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2016, the Index had a market capitalization range of $21 million to $10.5 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, C&B considers criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. C&B further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. C&B believes their assessment of business quality and emphasis on valuation will protect the strategy’s assets in down markets, while their insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. C&B regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or C&B has identified a more attractive investment opportunity.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing primarily in common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The Cortina Small Cap Value strategy will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80%

of the Fund’s assets. The Cortina Small Cap Value strategy may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”)) that are listed in the United States on a national securities exchange.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase. Generally, Cortina will sell a company’s stock when the price approaches the Cortina’s estimate of economic value or when the fundamentals of the company have deteriorated.

PPM Small Cap Value Strategy

PPM America, Inc. (“PPM”) constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $56 million to $4.5 billion as of December 31, 2016.

If the market capitalization of a company held by the PPM Small Cap Value Strategy moves outside the then-current Index range, the PPM Small Cap Value Strategy may, but is not required to, sell such company’s securities. Equity securities include common stocks, securities convertible into common stocks and securities with economic characteristics similar to common stock characteristics, such as rights and warrants. The PPM Small Cap Value Strategy may invest up to 5% of its total assets in securities of companies located in developing countries.

The PPM Small Cap Value Strategy typically selects companies whose stocks it believes are underpriced relative to broad small-capitalization market, as determined by price/earnings ratios, cash flows and other measures. The PPM Small Cap Value Strategy generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the PPM Small Cap Value Strategy establishes valuation parameters by using relative ratios compared to the broad small-capitalization market.

The PPM Small Cap Value Strategy may also invest in preferred stocks and securities convertible into common stock. The PPM Small Cap Value Strategy will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the PPM Small Cap Value Strategy to be of comparable quality.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●     Accounting risk

●     Allocation risk

●     Company risk

●     Equity securities risk

●     Financial services risk

●     Foreign regulatory risk

●	Investment style risk
●	Liquidity risk

●	Managed portfolio risk
●	Market risk
●	Real estate investment risk
●	Sector risk
●	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

~~●      Accounting risk~~
~~●     Company risk~~
●     Concentration risk
●     Currency risk
●     Cybersecurity risk
●     Expense risk
~~●     Financial services risk~~
●     Investment strategy risk
●     Redemption risk
●     Regulatory investment limits risk
●     Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. As of December 31, 2016, JNAM manages approximately $194 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff.

Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Value Fund are:

Century Capital Management, LLC (“Century”) is an investment advisory firm that has provided investment management services to individuals and institutions through mutual funds and separate accounts since 1992, and had approximately $790 million in assets under management as of December 31, 2016. Century is located at 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110.

Jeff Kerrigan is the Portfolio Manager for the Century Small Cap Value Strategy. He is also a Partner of Century. He has over 22 years of investment management and research experience. Prior to joining Century in 2014, Mr. Kerrigan was a Portfolio Manager and Chief Investment Officer at Haber Trilix, which he joined after the merger of Haber Trilix and Ten Asset Management. Previously, Mr. Kerrigan was a Portfolio Manager with Gartmore Group, Fidelity Management & Research, and Fleet Investment Advisors. He was also an Equity Analyst with Putnam Investment Management. Mr. Kerrigan earned his Bachelor’s and Master’s degrees in Economics from Boston University. He is a CFA charterholder and a member of the Boston Security Analysts Society (BSAS).

Chicago Equity Partners, LLC (“CEP”) has served as Sub-Adviser to the Fund since its inception in September 2015. Affiliated Managers Group, Inc. indirectly owns a majority interest in CEP. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $9 billion in assets under management as of December 31, 2016.

CEP utilizes a team approach to manage the Fund. Robert H. Kramer, Patricia A. Halper and William C. Murray are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kramer is a Founding Partner of CEP and has served as Co-Chief Investment Officer – Equities since January 2017 and Managing Director, Portfolio Manager and Analyst at CEP and its predecessor since 1989. Ms. Halper has served as Co-Chief Investment Officer – Equities since January 2017, and has been a member of CEP’s quantitative analysis group, which is responsible for the firm’s proprietary quantitative model and its ongoing developmental efforts, since 1998. Prior to joining CEP, Ms. Halper worked at the institutional futures sales desk at Paine Webber. Mr. Murray has been a member of CEP’s portfolio management team since 1994.

Cooke & Bieler, L.P. (“C&B”), a registered investment adviser is located at 1700 Market Street, Suite 3222, Philadelphia, PA 19103. Founded in 1949, the firm provides investment management services to corporations, foundations, endowments, pension and profit sharing plans.

Steve Lyons, CFA, Partner, Analyst/Portfolio Manager. Mr. Lyons earned his undergraduate degree in Finance with honors from Arizona State University. He worked in the investment services industry specializing in private equity and business valuation before returning to business school. He received his MBA with honors from the University of Chicago where he co-chaired the Investment Management Group and helped launch the Student Managed Investment Fund. After working as a summer intern in 2005, Mr. Lyons joined C&B upon his graduation the following year.

Michael Meyer, CFA, Partner, Analyst/Portfolio Manager. Mr. Meyer earned his undergraduate degree in Economics from Davidson College, graduating cum laude with distinction. He also competed as captain of the varsity tennis team. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mr. Meyer earned his MBA in Finance from the Wharton School of Business and joined C&B.

Edward O’Connor, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Connor graduated cum laude with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors in Denver, Colorado where he worked as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Mr. O’Connor joined C&B in 2002.

R. James O’Neil, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Neil received his undergraduate degree in Economics from Colby College, graduating cum laude with distinction and competing as captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. He served as a summer intern in 1987, joining C&B upon his graduation the following year.

Mehul Trivedi, CFA, Partner, Analyst/Portfolio Manager. Mr. Trivedi graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations from the University of Pennsylvania. After working as a fixed-income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mehul earned his MBA from the Wharton School of Business, serving as a summer intern at C&B in 1997 and joining the firm upon his graduation in 1998.

William Weber, CFA, Partner, Analyst/Portfolio Manager. Mr. Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at C&B for six years in various roles including marketing, operations and research support, before earning his MBA with honors from the University of Chicago Booth School of Business in 2010. While at Booth, Mr. Weber co-managed the school’s Student Managed Investment Fund and interned at T. Rowe Price Associates as an equity research analyst. He returned to C&B in 2010.

Andrew Armstrong, CFA, Principal, Analyst/Portfolio Manager. Mr. Armstrong earned his undergraduate degree in Economics from the University of Pennsylvania. He worked as an Associate at Cooke & Bieler for three years before joining Hotchkis & Wiley Capital Management as an investment analyst in 2011. Andrew returned to Cooke & Bieler in 2014.

Cortina Asset Management, LLC (“Cortina”), located at 825 North Jefferson Street, Suite 400, Milwaukee, WI, 53202. Cortina is an independent, primarily employee owned asset management firm with offices in Milwaukee and New York. Formed in 2004 by a highly regarded team of investment professionals, Cortina specializes in small cap portfolio management for public and private institutions, as well as high net worth individuals.

Alexander E. Yaggy, CFA, Managing Director and Lead Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Yaggy has 21 years of experience in the investment industry. He joined Cortina in 2011 as Portfolio Manager of the Cortina Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Yaggy was Co-Manager of the Morgan Stanley/Van Kampen Small Cap Value Funds and Morgan Stanley Small-Mid Value Fund. Prior to Morgan Stanley, Mr. Yaggy was a Senior Equity Analyst following multiple industries at Neuberger Berman, and he began his Wall Street career at Legg Mason Wood Walker in Baltimore. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. He received a B.A. from Drew University.

John Clausen, Managing Director and Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Clausen has 14 years of experience in the investment industry with an emphasis in the Financial Services sector. He joined Cortina Asset Management in 2011 as a Senior Equity Analyst, supporting both the Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Clausen spent 5 years as a Senior Equity Analyst for the value-oriented Mutual Series Group of Franklin Templeton Investments. His Financial sector experience began in 1998 as a Bank Examiner with the Federal Reserve Bank of New York. He then served as an Equity Associate at Friedman Billings Ramsey and as an Equity Analyst with the State of New Jersey, Division of Investments. He focuses on covering the Financials and Home Builders segments. He is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Clausen received a B.S. degree in Engineering and an M.B.A. from Rutgers University.

Andrew Storm, CFA, Director and Portfolio Manager, Small Cap Value and Special Value Strategies. Mr. Storm has 9 years of experience in the investment industry. He joined Cortina Asset Management in 2011 as an Equity Analyst, supporting both the Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Storm was with Morgan Stanley Investment Management/Van Kampen. Prior to joining Morgan Stanley, he was a Research Analyst at Lord Abbett. He focuses on covering the Aerospace/Defense and Technology sectors. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. He received a B.A. degree from Vanderbilt University.

The Sub-Adviser to the PPM America Small Cap Value Strategy is PPM America, Inc. (“PPM”), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of March 31, 2017, PPM, an affiliate of the investment adviser to the Trust, managed approximately $102.7 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund.  All decisions are made by no less than four of the five investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity.  The team adjusts holdings in the portfolios as they deem appropriate in the pursuit of the Fund’s investment objectives. PPM’s Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.  The Public Equity Group, led by Kevin McCloskey, Senior Managing Director, manages as of March 31, 2017, approximately $15.1 billion in assets, including approximately $878 million in small-cap value assets for various institutional clients based in the U.S. and abroad. Mr. McCloskey, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Gregory Anderson, CFA, Senior Managing Director and Portfolio Manager. Mr. Anderson has over 25 years of investment industry experience. Prior to joining PPM in 2016, Mr. Anderson was a Managing Director and Sector Head of Financial Services at UBS Global Asset Management. He previously worked at Segall, Bryant & Hamill as Director of Equity Research and was a Principal at CMJ Partners. Prior to CMJ he worked at UBS. Mr. Anderson holds a BS in Business Administration from Moorhead State University and an MBA from the University of Chicago. He completed the Chartered Financial Analyst program in 1990. Mr. Anderson became a portfolio manager for the Fund in June 2016.

Jeffrey J. Moran, CFA, CPA, Senior Managing Director and Portfolio Manager. Mr. Moran has over 19 years of investment industry experience. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting (“MAC”) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been a portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, Senior Managing Director and Portfolio Manager. Mr. McCloskey has over 23 years of investment industry experience. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997. Mr. McCloskey has been a portfolio manager of the Fund since September 2008.

Michael P. MacKinnon, CFA, CPA, Managing Director and Portfolio Manager. Mr. MacKinnon joined PPM in January 1999 and has over 13 years of investment experience. From May 2000 through March 2009, Mr. MacKinnon served several functions in the PPM Equity Group, including serving as Managing Director, Equity Research. Prior to joining PPM, Mr. MacKinnon was a Senior Accountant at Arthur Andersen LLP. Mr. MacKinnon graduated with a BBA in Accounting from University of Notre Dame in 1993 and is also a Certified Public Accountant. He received an MBA from the University of Chicago’s Graduate School of Business in 2000 and completed the Chartered Financial Analyst program in 2002. Mr. MacKinnon has been a portfolio manager of the Fund since April 2009.

Naveen Bobba, Senior Managing Director and Portfolio Manager.  With over 17 years of investment industry experience, Mr. Bobba acts as Senior Managing Director and Portfolio Manager of PPM America’s Equity products. Prior to joining PPM America in 2014, Mr. Bobba spent over eight years with ING Investment Management where he served as Vice President, Senior Equity Analyst.  Prior to ING, Mr. Bobba spent approximately six years as an analyst at Bear Stearns and began his career as a Chartered Accountant working at Sagar & Associates in Hyderabad, India. He holds a Bachelor’s in Science degree from Nagarjuna University’s JKC College in Guntur, India, with concentrations in mathematics, physics, and chemistry. Mr. Bobba also holds a certificate of statistical methods and applications from the Indian Statistical Institute. Mr. Bobba received an MBA in Finance from the University of Rochester’s William E. Simon Graduate School of Business Administration.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

For information on regulatory and litigation matters, please see the section entitled “More About the Funds”.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Semi-Annual Report for the period ended ~~December 31, 2016~~June 30, 2017.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards, and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and the investment manager’s ability to select an appropriate mix of asset classes and Underlying Funds. The Fund is subject to the risk of changes in market, investment, and economic conditions, as well as the selection and percentages of allocations among appropriate Underlying Funds.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry

Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic

To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security

The Fund’s portfolio may invest in a limited number of securities. As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn. It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share. As a result, cyber attacks could impact the performance of the Funds.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met; their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund. Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. A real estate company may become liable for removal or other costs related to environmental contamination. Real estate companies tend to be small to medium-sized companies and share prices can be more volatile than, and perform differently from, larger company shares. The Fund could hold real estate directly if a company defaults on its debt securities. Direct ownership in real estate presents additional risks, including liquidity risks, declines in value of the properties, risks from general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations, increases in interest rates, and the risk of generating too much income that would not be “qualifying income” under Subchapter M of the Code.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Investment in REITs may be affected by the management skill of the persons managing the REIT and are often not diversified, which will subject the Fund to more risk than would be associated with an investment in a diversified fund. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. REITs are also subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time. The Fund will bear a proportional share of the REITs’ expenses.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in the regulatory or competitive environment, or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio manager’s choice of securities within such sector.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (i) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (ii) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (iii) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (iv) confront challenging environmental conditions, including natural or man-made disasters; (v) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (vi) incur risks associated with the operation of nuclear power plants; and (vii) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company's profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing construction projects, and impose additional, regulations governing the licensing, construction and operation of power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Small capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.